UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2016. The net asset value (NAV) at that date was $26.65 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $26.84.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2016
Cohen & Steers Select Preferred and Income Fund at NAV[a]	3.71%
Cohen & Steers Select Preferred and Income Fund at Market Value[a]	12.17%
BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	5.09%
Blended Benchmark—50% BofA Merrill Lynch U.S. Capital Securities Index/50% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	4.42%
Barclays Capital U.S. Aggregate Bond Index[b]	5.29%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The BofA Merrill Lynch U.S. Capital Securities Index is a subset of the BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The Barclays Capital U.S. Aggregate Bond Index is a broad-market measure of the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund's portfolio. The Fund's benchmarks do not include below-investment-grade securities.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Preferred securities had positive returns for the six-month period ended June 30, 2016, in a broadly favorable environment for fixed income securities. Conditions were initially difficult for credit-sensitive issues, amid plummeting oil prices and disappointing global economic data. As oil moved steadily up from mid-February lows and U.S. data firmed, these trends reversed, sending equity and debt markets higher.

The monetary policy backdrop was broadly supportive. The European Central Bank announced additional quantitative easing measures that went beyond expectations, and the U.S. Federal Reserve, which had modestly raised interest rates in late 2015, took a more dovish tone, citing global growth risks.

Preferreds were also supported by the ongoing improvements in the financial profiles of banks (the main issuers of preferreds), due to mandated higher capital levels. In June, U.S. banks passed the Federal Reserve's widely anticipated annual stress test, receiving passing marks for both the quantitative and qualitative parts of the tests. In a sign of the strength of banks' balance sheets, the Fed gave the banks permission to return more capital to shareholders.

Financial markets encountered turmoil late in the period when the U.K. electorate voted to withdraw from the European Union, contrary to expectations. The so-called Brexit news spurred a sharp selloff in global equity markets and a rally in assets perceived to be safe, including sovereign bonds, as investors weighed the global economic ramifications. Global equity markets bounced back in the week following Brexit as the initial shock wore off, but sovereign yields remained near historically low levels and in some cases were in negative territory.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on a market price basis but underperformed on a NAV basis. Security selection in the banking sector detracted from relative performance, due largely to our out-of-index positions in certain European issues that underperformed. These included contingent capital securities (CoCos), a relatively new form of Tier 1 capital issued so far mainly by European banks.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

As a group, CoCos had only a slightly positive return during the period. The group often, though not always, trades in sync with European bank stocks, which fell sharply in the first quarter and again following the Brexit vote.

From a general perspective, our early-year underweight in exchange-traded preferreds hindered relative performance, as the group outpaced the much broader market of over-the-counter (OTC) preferred issues. While positive for the period, the OTC market is geographically diverse and was more affected by the elevated European credit volatility that emerged in the period.

Factors that helped relative performance included our security selection in the insurance sector, where we did not own an issue from Chubb that had a significant decline. Our overweight and security selection in the real estate sector, which outpaced the wider preferreds market, modestly contributed to performance. Real Estate Investment Trust (REIT) preferred and common shares were aided by continued strong fundamentals for commercial real estate across most property types and REITs' perceived relative insulation from the U.K. and European economies. Elsewhere of note, we held issues from General Electric that also aided relative performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance during the six-month period ended June 30, 2016.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a significant portion of the floating rate payment for a fixed rate payment. During the six-month period ended June 30, 2016, the Fund's use of swaps significantly detracted from the Fund's performance.

The Fund also used derivatives in the form of currency options for hedging purposes, as well as forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These contracts individually did not have a material effect on the Fund's total return during the six-month period ended June 30, 2016.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Sincerely,

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2016, leverage represented 29% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that the Fund's borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligations to fixed rate obligations for the term of the swap agreements). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	29%
% Fixed Rate	78%
% Variable Rate	22%
Weighted Average Rate on Swaps	0.8%
Weighted Average Term on Swaps	4.3 years
Current Rate on Debt	1.3%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2016. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

June 30, 2016

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
General Electric Co., 5.00%, Series D	$16,508,427	3.7
Farm Credit Bank of Texas, 10.00%, Series I	11,878,125	2.6
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)	11,167,750	2.5
Rabobank Nederland, 11.00%, 144A (Netherlands)	10,885,875	2.4
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)	8,871,094	2.0
Wells Fargo & Co., 7.98%, Series K	8,746,625	2.0
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)	8,736,551	1.9
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A	7,697,578	1.7
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)	7,571,025	1.7
JPMorgan Chase & Co., 6.75%, Series S	7,414,312	1.7

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†

June 30, 2016 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	44.0%
BANKS	16.0%
Bank of America Corp., 6.20%, Series CC		79,557	$2,088,371
Bank of America Corp., 6.00%, Series EE		94,000	2,447,760
Bank of America Corp., 6.50%, Series Y		129,755	3,518,956
BB&T Corp., 5.625%		43,625	1,151,700
Citigroup, 7.125%, Series J		79,953	2,303,446
Citigroup, 6.875%, Series K		83,175	2,366,329
Citigroup, 6.30%, Series S		90,602	2,419,073
Countrywide Capital IV, 6.75%, due 4/1/33		50,612	1,303,259
Farm Credit Bank of Texas, 6.75%, 144Aa		40,000	4,173,752
Fifth Third Bancorp, 6.625%, Series I		37,119	1,125,819
First Niagara Financial Group, 8.625%, Series B		80,000	2,106,400
First Republic Bank, 5.50%		35,305	928,522
First Republic Bank, 5.50%, Series G		69,356	1,818,514
Huntington Bancshares, 6.25%, Series D		183,950	4,957,453
JPMorgan Chase & Co., 6.125%, Series Y		100,000	2,680,000
PNC Financial Services Group, 6.125%, Series P		80,000	2,423,200
PrivateBancorp, 7.125%, due 10/30/42		43,309	1,141,192
Regions Financial Corp., 6.375%, Series B		73,000	2,053,490
US Bancorp, 6.50%, Series F		51,433	1,584,136
Wells Fargo & Co., 6.625%		40,564	1,207,185
Wells Fargo & Co., 5.50%, Series X		100,000	2,578,000
Zions Bancorp, 7.90%, Series F		176,458	4,734,368
			51,110,925
BANKS—FOREIGN	1.0%
HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)		60,000	1,591,800
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)		55,355	1,440,891
			3,032,691
ELECTRIC	3.2%
INTEGRATED ELECTRIC	1.7%
DTE Energy Co., 5.375%, due 6/1/76, Series B		120,000	3,122,400
Integrys Holdings, 6.00%, due 8/1/73		87,832	2,376,953
			5,499,353

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
REGULATED ELECTRIC	1.5%
Southern Co./The, 6.25%, due 10/15/75		172,000	$4,795,360
TOTAL ELECTRIC			10,294,713
FINANCIAL	4.8%
DIVERSIFIED FINANCIAL SERVICES	1.5%
KKR & Co. LP, 6.75%, Series A		88,000	2,359,280
State Street Corp., 5.35%, Series G		92,375	2,479,345
			4,838,625
INVESTMENT BANKER/BROKER	3.3%
Charles Schwab Corp./The, 5.95%, Series D		146,750	3,938,770
Morgan Stanley, 6.875%		123,526	3,550,137
Morgan Stanley, 6.375%, Series I		115,000	3,110,750
			10,599,657
TOTAL FINANCIAL			15,438,282
INDUSTRIALS—CHEMICALS	2.5%
CHS, 6.75%		72,040	2,053,140
CHS, 7.50%, Series 4		31,846	915,254
CHS, 7.10%, Series II		165,962	4,829,494
			7,797,888
INSURANCE	5.8%
MULTI-LINE	1.1%
Hartford Financial Services Group, 7.875%, due 4/15/42		41,793	1,316,898
WR Berkley Corp., 5.75%, due 6/1/56		89,350	2,267,703
			3,584,601
MULTI-LINE—FOREIGN	2.3%
ING Groep N.V., 7.05% (Netherlands)		99,064	2,612,318
ING Groep N.V., 7.20% (Netherlands)		50,000	1,317,000
PartnerRe Ltd., 6.50%, Series G (Bermuda)		79,000	2,289,420
PartnerRe Ltd., 7.25%, Series H (Bermuda)		36,671	1,104,897
			7,323,635
PROPERTY CASUALTY—FOREIGN	0.7%
Validus Holdings Ltd., 5.875%, Series A (Bermuda)		87,000	2,184,570

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
REINSURANCE	0.7%
Reinsurance Group of America, 5.75%, due 6/15/56		88,000	$2,393,600
REINSURANCE—FOREIGN	1.0%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)		50,000	1,420,500
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		65,892	1,736,254
			3,156,754
TOTAL INSURANCE			18,643,160
INTEGRATED TELECOMMUNICATIONS SERVICES	1.4%
Qwest Corp., 7.00%, due 4/1/52		58,323	1,518,148
Qwest Corp., 7.375%, due 6/1/51		80,495	2,142,777
Qwest Corp., 7.50%, due 9/15/51		35,000	904,050
			4,564,975
REAL ESTATE	5.7%
DIVERSIFIED	2.8%
National Retail Properties, 6.625%, Series D		43,192	1,131,630
Retail Properties of America, 7.00%		79,500	2,083,695
VEREIT, 6.70%, Series F		170,372	4,412,635
Vornado Realty Trust, 6.625%, Series I		50,000	1,317,000
			8,944,960
HOTEL	0.6%
Chesapeake Lodging Trust, 7.75%, Series A		75,000	1,977,750
RESIDENTIAL—MANUFACTURED HOME	0.8%
Equity Lifestyle Properties, 6.75%, Series C		47,378	1,254,096
UMH Properties, 8.25%, Series A		50,000	1,304,500
			2,558,596
SHOPPING CENTERS	1.5%
COMMUNITY CENTER	0.6%
WP GLIMCHER, 6.875%, Series I		69,100	1,791,072
REGIONAL MALL	0.9%
CBL & Associates Properties, 7.375%, Series D		54,608	1,361,377
CBL & Associates Properties, 6.625%, Series E		57,291	1,414,515
			2,775,892
TOTAL SHOPPING CENTERS			4,566,964
TOTAL REAL ESTATE			18,048,270

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
TECHNOLOGY—SOFTWARE	0.7%
eBay, 6.00%, due 2/1/56		87,200	$2,316,904
UTILITIES	2.9%
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K		128,861	3,310,439
SCE Trust III, 5.75%		41,100	1,191,900
SCE Trust IV, 5.375%, Series J		92,000	2,564,040
SCE Trust V, 5.45%, Series K		79,600	2,272,580
			9,338,959
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$129,032,077)			140,586,767
PREFERRED SECURITIES—CAPITAL SECURITIES	91.1%
BANKS	28.0%
AgriBank FCB, 6.875%		26,000	2,743,814
Bank of America Corp., 6.30%, Series DD		2,400,000	2,556,000
Bank of America Corp., 6.50%, Series Z		6,314,000	6,732,302
Citigroup, 6.125%, Series R		2,026,000	2,058,923
Citigroup, 6.25%, Series T		3,850,000	3,960,687
Citigroup Capital III, 7.625%, due 12/1/36		4,115,000	5,271,237
CoBank ACB, 6.25%, 144Aa		25,000	2,592,188
CoBank ACB, 6.125%, Series G		25,000	2,380,470
CoBank ACB, 6.25%, Series I		2,734,000	2,889,354
Countrywide Capital III, 8.05%, due 6/15/27, Series Bb		1,815,000	2,305,607
Farm Credit Bank of Texas, 10.00%, Series I		10,000	11,878,125
Goldman Sachs Capital I, 6.345%, due 2/15/34		1,250,000	1,473,079
Huntington Bancshares, 8.50%, Series A (Convertible)		3,712	5,233,920
JPMorgan Chase & Co., 7.90%, Series I		6,075,000	6,204,094
JPMorgan Chase & Co., 6.75%, Series S		6,725,000	7,414,312
JPMorgan Chase & Co., 5.30%, Series Z		2,100,000	2,097,375
PNC Financial Services Group, 6.75%		4,500,000	5,028,300
Sovereign Real Estate Investment Trust, 12.00%, 144Aa		1,500	1,910,625
US Bancorp, 5.125%, Series I		1,253,000	1,290,590
Wells Fargo & Co., 7.98%, Series K		8,350,000	8,746,625

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
Wells Fargo & Co., 5.875%, Series U		4,250,000	$4,536,875
			89,304,502
BANKS—FOREIGN	23.8%
Allied Irish Banks PLC, 7.375%, Series EMTN (EUR) (Ireland)		1,800,000	1,763,337
Australia & New Zealand Banking Group Ltd./ United Kingdom, 6.75%, 144A (Australia)[a]		3,200,000	3,309,590
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)		3,400,000	3,737,851
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)		2,200,000	2,200,860
Bank of Ireland, 7.375% (EUR) (Ireland)		2,000,000	2,065,977
Barclays PLC, 8.25% (United Kingdom)		3,193,000	3,135,207
BNP Paribas, 7.195%, 144A (France)[a]		1,950,000	2,110,875
BNP Paribas SA, 7.625%, 144A (France)[a]		2,200,000	2,205,500
Cooperatieve Rabobank UA, 6.625% (EUR) (Netherlands)		1,000,000	1,115,281
Credit Agricole SA, 8.125%, 144A (France)[a]		3,650,000	3,643,769
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[a]		1,887,000	1,905,757
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[a]		3,007,869	3,513,191
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[a]		7,750,000	11,167,750
HSBC Holdings PLC, 6.875% (United Kingdom)		2,800,000	2,793,000
Lloyds Banking Group PLC, 7.50% (United Kingdom)		4,837,000	4,740,260
Nationwide Building Society, 10.25%, due 12/6/99 (GBP) (United Kingdom)		2,460,000	4,055,080
Rabobank Nederland, 11.00%, 144A (Netherlands)[a]		9,100,000	10,885,875
Royal Bank of Scotland Group PLC, 7.50% (United Kingdom)		1,900,000	1,743,250
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)		2,277,000	2,698,245
Royal Bank of Scotland Group PLC, 8.00% (United Kingdom)		2,000,000	1,870,000
UBS Group AG, 6.875% (Switzerland)		2,800,000	2,747,500

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
UBS Group AG, 7.00% (Switzerland)		1,000,000	$1,017,436
UBS Group AG, 7.125% (Switzerland)		1,500,000	1,495,005
			75,920,596
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.5%
National Rural Utilities Cooperative Finance Corp., 5.25%, due 4/20/46		1,680,000	1,723,329
INDUSTRIALS—DIVERSIFIED MANUFACTURING	5.2%
General Electric Co., 5.00%, Series D		15,541,000	16,508,427
INSURANCE	24.4%
LIFE/HEALTH INSURANCE	7.6%
MetLife, 5.25%, Series C		2,598,000	2,585,010
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa		5,450,000	6,526,375
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa		5,599,000	7,697,578
Prudential Financial, 5.625%, due 6/15/43		6,168,000	6,439,824
Prudential Financial, 5.875%, due 9/15/42		1,088,000	1,177,760
			24,426,547
LIFE/HEALTH INSURANCE—FOREIGN	10.4%
Cloverie PLC for Zurich Insurance Co., Ltd., 5.625%, due 6/24/46 (Ireland)		2,200,000	2,330,625
Demeter BV (Swiss Re Ltd.), 5.625%, due 8/15/52 (Netherlands)		2,000,000	2,041,320
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (Netherlands)		2,300,000	2,382,064
Fukoku Mutual Life Insurance Co., 5.00% (Japan)		1,000,000	1,057,300
La Mondiale Vie, 7.625% (France)		3,100,000	3,284,078
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)[a]		6,900,000	7,571,025
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)[a]		6,200,000	6,545,836
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)[a]		2,000,000	2,154,732
Prudential PLC, 7.75% (United Kingdom)		1,650,000	1,687,389
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)[a]		3,500,000	4,095,000
			33,149,369

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
MULTI-LINE—FOREIGN	2.0%
AXA SA, 8.60%, due 12/15/30 (France)		1,400,000	$1,925,000
AXA SA, 6.463%, 144A (France)[a]		2,250,000	2,348,887
Cloverie PLC, 8.25% (Switzerland)		2,000,000	2,171,750
			6,445,637
PROPERTY CASUALTY	1.1%
Liberty Mutual Group, 7.80%, due 3/7/37, 144Aa		3,200,000	3,496,000
PROPERTY CASUALTY—FOREIGN	2.1%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)[a]		1,100,000	1,321,375
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)		2,051,000	2,197,134
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (Australia)		1,600,000	1,630,389
RL Finance Bonds No. 3 PLC, 6.125%, due 11/13/28 (GBP) (United Kingdom)		900,000	1,229,576
Sompo Japan Nipponkoa Insurance, 5.325%, due 3/28/73, 144A (Japan)[a]		400,000	438,800
			6,817,274
REINSURANCE—FOREIGN	1.2%
Aquarius + Investments PLC, 8.25% (Switzerland)		3,510,000	3,726,265
TOTAL INSURANCE			78,061,092
INTEGRATED TELECOMMUNICATIONS SERVICES	2.8%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[a]		7,500	8,871,094
MATERIAL—METALS & MINING	1.6%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)[a]		4,800,000	5,106,000
PIPELINES	0.1%
Transcanada Trust, 5.625%, due 5/20/75 (Canada)		390,000	360,750
UTILITIES	4.7%
ELECTRIC UTILITIES	0.2%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series D		632,000	605,140

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares	Value
ELECTRIC UTILITIES	4.5%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)		8,600,000	$8,736,551
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[a]		5,047,000	5,759,889
			14,496,440
TOTAL UTILITIES			15,101,580
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$273,902,341)			290,957,370
		Principal Amount
CORPORATE BONDS—INSURANCE-PROPERTY CASUALTY	1.9%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa		$4,829,000	6,191,290
TOTAL CORPORATE BONDS (Identified cost—$4,343,371)			6,191,290
		Number of Shares
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.14%[c]		3,200,000	3,200,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,200,000)			3,200,000
TOTAL INVESTMENTS (Identified cost—$410,477,789)	138.0%		440,935,427
LIABILITIES IN EXCESS OF OTHER ASSETS	(38.0)		(121,441,096)
NET ASSETS (Equivalent to $26.65 per share based on 11,990,329 shares of common stock outstanding)	100.0%		$319,494,331

Note: Percentages indicated are based on the net assets of the Fund.

†  Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund's revolving credit agreement.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 36.2% of the net assets of the Fund, of which 0.0% are illiquid.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†—(Continued)

June 30, 2016 (Unaudited)

b  A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $851,106 in aggregate has been segregated as collateral.

c  Rate quoted represents the annualized seven-day yield of the Fund.

Centrally cleared interest rate swap contracts outstanding at June 30, 2016 were as follows:

Clearinghouse	Notional Amount	Fixed Rate Payable	Floating Rate (resets monthly) Receivable[a]	Termination Date	Unrealized Depreciation
CME Group, Inc.	$33,000,000	1.049%	0.459%	October 29, 2019	$(446,521)
CME Group, Inc.	34,000,000	1.231%	0.459%	October 29, 2020	(706,079)
CME Group, Inc.	33,000,000	1.395%	0.459%	October 29, 2021	(935,600)
					$(2,088,200)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2016.

Forward foreign currency exchange contracts outstanding at June 30, 2016 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	8,537,225	USD	9,515,839	7/5/16	$41,655
Brown Brothers Harriman	GBP	4,467,372	USD	6,501,786	7/5/16	554,600
Brown Brothers Harriman	USD	5,973,189	GBP	4,467,372	7/5/16	(26,003)
Brown Brothers Harriman	USD	9,482,552	EUR	8,537,225	7/5/16	(8,368)
Brown Brothers Harriman	EUR	7,808,853	USD	8,681,266	8/2/16	6,530
Brown Brothers Harriman	GBP	3,945,994	USD	5,276,228	8/2/16	21,863
						$590,277

Glossary of Portfolio Abbreviations

EUR  Euro Currency
GBP  Great British Pound
USD  United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$410,477,789)	$440,935,427
Cash	3,407,217
Cash collateral pledged for centrally cleared interest rate swap contracts	1,427,452
Foreign currency, at value (Identified cost—$12,835)	12,856
Receivable for:
Dividends and interest	3,627,113
Investment securities sold	722,825
Unrealized appreciation on forward foreign currency exchange contracts	624,648
Other assets	16,620
Total Assets	450,774,158
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	34,371
Payable for:
Revolving credit agreement	129,000,000
Investment securities purchased	1,702,747
Investment management fees	257,175
Interest expense	134,649
Administration fees	18,370
Variation margin on centrally cleared interest rate swap contracts	15,498
Directors' fees	348
Other liabilities	116,669
Total Liabilities	131,279,827
NET ASSETS	$319,494,331
NET ASSETS consist of:
Paid-in capital	$286,322,923
Dividends in excess of net investment income	(1,987,350)
Accumulated undistributed net realized gain	6,205,394
Net unrealized appreciation	28,953,364
$319,494,331
NET ASSET VALUE PER SHARE:
($319,494,331 ÷ 11,990,329 shares outstanding)	$26.65
MARKET PRICE PER SHARE	$26.84
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE	0.71%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Interest income	$8,294,174
Dividend income	5,534,543
Total Investment Income	13,828,717
Expenses:
Investment management fees	1,542,267
Interest expense	807,079
Administration fees	149,850
Professional fees	46,712
Shareholder reporting expenses	29,420
Directors' fees and expenses	13,186
Transfer agent fees and expenses	11,670
Custodian fees and expenses	10,305
Miscellaneous	1,694
Total Expenses	2,612,183
Net Investment Income	11,216,534
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,115,332
Written option contracts	(490,725)
Foreign currency transactions	153,530
Centrally cleared interest rate swap contracts	(406,628)
Net realized gain	5,371,509
Net change in unrealized appreciation (depreciation) on:
Investments	(2,544,530)
Foreign currency translations	541,692
Centrally cleared interest rate swap contracts	(3,358,755)
Net change in unrealized appreciation (depreciation)	(5,361,593)
Net realized and unrealized gain (loss)	9,916
Net Increase in Net Assets Resulting from Operations	$11,226,450

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
From Operations:
Net investment income	$11,216,534	$23,474,074
Net realized gain	5,371,509	2,360,204
Net change in unrealized appreciation (depreciation)	(5,361,593)	(4,541,735)
Net increase in net assets resulting from operations	11,226,450	21,292,543
Dividends and Distributions to Shareholders from:
Net investment income	(12,373,198)	(20,875,496)
Net realized gain	—	(5,429,162)
Total dividends and distributions to shareholders	(12,373,198)	(26,304,658)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	25,700	—
Total decrease in net assets	(1,121,048)	(5,012,115)
Net Assets:
Beginning of period	320,615,379	325,627,494
End of period[a]	$319,494,331	$320,615,379

a  Includes dividends in excess of net investment income of $1,987,350 and $830,686, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2016 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$11,226,450
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(159,318,335)
Net purchases, sales and maturities of short-term investments	3,717,475
Net amortization of premium investments	403,422
Proceeds from sales and maturities of long-term investments	158,429,502
Net decrease in dividends and interest receivable and other assets	287,400
Net decrease in cash collateral pledged for centrally cleared interest rate swap contracts	43,461
Net decrease in interest expense payable, accrued expenses and other liabilities	(14,334)
Net decrease in payable for variation margin on centrally cleared interest rate swap contracts	(128,430)
Net change in unrealized depreciation on investments	2,544,530
Net change in unrealized appreciation on forward foreign currency exchange contracts	(543,860)
Net realized gain on investments	(6,115,332)
Cash provided by operating activities	10,531,949
Cash Flows from Financing Activities:
Dividends and distributions paid	(13,917,119)
Decrease in cash	(3,385,170)
Cash at beginning of period (including foreign currency)	6,805,243
Cash at end of period (including foreign currency)	$3,420,073

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2016, interest paid was $801,158.

During the six months ended June 30, 2016, reinvestment of dividends was $25,700.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.74	$27.16	$26.21	$27.11	$22.60	$23.74
Income (loss) from investment operations:
Net investment income	0.94 [a]	1.96 [a]	2.07 [a]	2.05 [a]	2.08 [a]	2.03
Net realized and unrealized gain (loss)	0.00 [b]	(0.19)	1.44	(0.68)	4.73	(1.28)
Total from investment operations	0.94	1.77	3.51	1.37	6.81	0.75
Less dividends and distributions to shareholders from:
Net investment income	(1.03)	(1.74)	(1.99)	(1.89)	(2.10)	(1.81)
Net realized gain	—	(0.45)	(0.57)	(0.39)	(0.20)	—
Return of capital	—	—	—	—	—	(0.08)
Total dividends and distributions to shareholders	(1.03)	(2.19)	(2.56)	(2.28)	(2.30)	(1.89)
Offering costs charged to paid-in capital	—	—	—	—	—	(0.00)[b]
Anti-dilutive (dilutive) effect from the issuance of reinvested shares	0.00 [b]	—	—	0.00 [b]	0.00 [b]	(0.00)[b]
Anti-dilutive effect from the repurchase of shares	—	—	—	0.01	—	—
Net increase (decrease) in net asset value	(0.09)	(0.42)	0.95	(0.90)	4.51	(1.14)
Net asset value, end of period	$26.65	$26.74	$27.16	$26.21	$27.11	$22.60
Market value, end of period	$26.84	$24.90	$25.70	$24.69	$26.76	$21.68
Total net asset value return[c]	3.71%[d]	7.40%	14.43%	5.66%	31.17%	3.20%
Total market value return[c]	12.17%[d]	5.69%	14.94%	0.83%	34.97%	–5.35%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2016	2015	2014	2013	2012	2011
Net assets, end of period (in millions)	$319.5	$320.6	$325.6	$314.2	$325.7	$271.4
Ratio of expenses to average daily net assets	1.67%[e]	1.60%	1.57%	1.60%	1.71%	1.78%
Ratio of expenses to average daily net assets (excluding interest expense)	1.16%[e]	1.19%	1.16%	1.17%	1.22%	1.28%
Ratio of net investment income to average daily net assets	7.18%[e]	7.22%	7.50%	7.56%	8.19%	8.57%
Ratio of expenses to average daily managed assets[f]	1.19%[e]	1.14%	1.13%	1.14%	1.20%	1.24%
Portfolio turnover rate	37%[d]	31%	28%	41%	42%	48%
Revolving Credit Agreement:
Asset coverage ratio for credit agreement	348%	349%	352%	344%	353%	310%
Asset coverage per $1,000 for credit agreement	$3,477	$3,485	$3,524	$3,436	$3,525	$3,104

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Over-the-counter interest rate swaps are valued utilizing quotes received from a third-party pricing service. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of June 30, 2016.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities— $25 Par Value:
Banks	$51,110,925	$46,937,173	$4,173,752	$—
Electric—Integrated Electric	5,499,353	3,122,400	2,376,953	—
Other Industries	83,976,489	83,976,489	—	—
Preferred Securities— Capital Securities:
Banks	89,304,502	5,233,920	84,070,582	—
Other Industries	201,652,868	—	201,652,868	—
Corporate Bonds	6,191,290	—	6,191,290	—
Short-Term Investments	3,200,000	—	3,200,000	—
Total Investments[a]	$440,935,427	$139,269,982	$301,665,445	$—
Forward foreign currency exchange contracts	$624,648	$—	$624,648	$—
Total Appreciation in Other Financial Instruments[a]	$624,648	$—	$624,648	$—
Centrally cleared interest rate swaps	$(2,088,200)	$—	$(2,088,200)	$—
Forward foreign currency exchange contracts	(34,371)	—	(34,371)	—
Total Depreciation in Other Financial Instruments[a]	$(2,122,571)	$—	$(2,122,571)	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Banks
Balance as of December 31, 2015	$4,174,033
Change in unrealized appreciation (depreciation)	117,062
Transfers out of Level 3[a]	(4,291,095)
Balance as of June 30, 2016	$—

a  Transfers from Level 3 to Level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine prices.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At June 30, 2016, the Fund did not have any option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund's shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty's agreement to pay the Fund a variable rate payment that was intended to approximate the Fund's variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund's counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2016, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

realized gain upon the determination of the Fund's taxable income after December 31, 2016, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2016, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily managed assets of the Fund. For the six months ended June 30, 2016, the Fund incurred $110,162 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $2,797 for the six months ended June 30, 2016.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2016, totaled $161,021,082 and $158,930,180, respectively.

Transactions in written option contracts during the six months ended June 30, 2016, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2015	—	$—
Option contracts written	24	255,675
Option contracts terminated in closing transactions	(24)	(255,675)
Written option contracts outstanding at June 30, 2016	—	$—

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2016 and the effect of derivatives held during the six months ended June 30, 2016, along with the respective location in the financial statements. The volume of activity for written option contracts for the six months ended June 30, 2016 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest Rate Risk:
Centrally cleared interest rate swap contracts	—	$—	Payable for variation margin on centrally cleared interest rate swap contracts	$2,088,200	[a]
Foreign Exchange Risk:
Forward foreign currency exchange contracts[b]	Unrealized appreciation	624,648	Unrealized depreciation	34,371

a  Amount represents the cumulative appreciation/depreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

b  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest Rate Risk:
Centrally cleared interest rate swap contracts	Net Realized and Unrealized Gain (Loss)	$(406,628)	$(3,358,755)
Foreign Exchange Risk:
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	153,616	543,860
Written option contracts	Net Realized and Unrealized Gain (Loss)	(490,725)	—

The following summarizes the volume of the Fund's interest rate swaps and forward foreign currency exchange contracts activity during the six months ended June 30, 2016:

	Centrally Cleared Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Balance	$100,000,000	$14,681,069
Ending Notional Balance	100,000,000	13,957,494

Note 5. Income Tax Information

As of June 30, 2016, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$410,477,789
Gross unrealized appreciation	$32,162,684
Gross unrealized depreciation	(1,705,046)
Net unrealized appreciation	$30,457,638

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2016, the Fund issued 968 shares of common stock at $25,700 for the reinvestment of dividends. During the year ended December 31, 2015, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 8, 2015, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Shares Repurchase Program) from January 1, 2016, through the fiscal year ended December 31, 2016.

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $129,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR-based rate. The Fund also pays a fee of 0.20% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days' notice, but the Fund may terminate on 30 days' notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund's revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2016, the Fund had outstanding borrowings of $129,000,000. During the six months ended June 30, 2016, the Fund borrowed an average daily balance of $129,000,000 at a weighted average borrowing cost of 1.3%.

Note 8. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as "high-yield bonds" or "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as "CoCos") are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer's capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor's standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or "junk" securities and are therefore subject to the risks of investing in below investment-grade securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in "market making," are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund's ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund's investments in foreign securities will be subject to foreign currency risk, which means that the Fund's NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund's foreign currency risks, and such investments are subject to the risks described under "Derivatives and Hedging Transactions Risk" below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Derivatives and Hedging Transactions Risk: The Fund's use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, over-the-counter (OTC) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the Advisor's ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Select Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2016. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Joseph M. Harvey	10,454,232.136	216,438.233
Gerald J. Maginnis	10,450,223.432	220,446.937
Richard J. Norman	10,452,747.422	217,922.947
Frank K. Ross	10,450,642.554	220,027.815

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2016) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (11/24/10)	One Year	Five Years	Since Inception (11/24/10)
8.11%	11.19%	11.35%	21.53%	11.66%	10.58%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a revolving credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 7, 2016 and at a meeting of the full Board of Directors held in person on June 15, 2016, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2017 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager's personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the one-, three- and five-year periods ended March 31, 2016, ranking the Fund in the first, second and second quintiles, respectively. The Fund outperformed its blended benchmark for the three- and five-year periods ended March 31, 2016, and slightly underperformed its blended benchmark for the one-year period ended March 31, 2016. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the period, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager's performance in managing other funds and products investing in preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual and contractual management fees at managed asset levels and actual management fee at common asset levels were slightly higher than the Peer Funds' medians, each ranking in the fourth quintile; however, the Fund's peer rankings were all within 0.04% of the Peer Funds' medians. The Fund's total expense ratio including investment-related expenses at managed asset levels represented the Peer Funds' median, ranking in the third quintile, and the Fund's total expense ratio including investment-related expenses at common asset levels was slightly lower than the Peer Funds' median, ranking the Fund in the second quintile. The Board of Directors also noted that the Fund's total expense ratios excluding investment-related expenses were lower than the Peer Funds' medians at managed and common asset levels, ranking in the first and second quintiles, respectively. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Elaine Zaharis-Nikas
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: PSF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

SELECT PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2016

Cohen & Steers Select Preferred and Income Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 8, 2016